Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.10363%



        Excess Protection Level
          3 Month Average   5.26%
            September, 1998   4.31%
            August, 1998   6.32%
            July, 1998   5.14%


        Cash Yield                                  17.36%


        Investor Charge Offs                         5.18%


        Base Rate                                    7.86%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $ 39,849,511,082.92


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,219,716,564.43